Exhibit 10.3

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of June 30, 2021, by and between AVENUE VENTURE OPPORTUNITIES FUND, L.P., a Delaware limited partnership (“Lender”) and CLENE INC., a Delaware corporation and CLENE NANOMEDICINE, INC., a Delaware corporation (individually and collectively, jointly and severally, “Borrower”).

RECITALS

Borrower and Lender are parties to that certain Loan and Security Agreement dated as of May 21, 2021 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. New clause (p) hereby is added to the defined term “Permitted Liens” in the Agreement, and the preceding clauses and related punctuation are amended accordingly, to provide as follows:

“(p) Liens to secure repayment of the Indebtedness permitted under clause (g) of Section 6.1 hereof; provided that any such Lien is limited to an Excluded Account.”

2. No course of dealing on the part of Lender, nor any failure or delay in the exercise of any right by Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Lender’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Lender thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Lender.

3. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Loan Documents (as defined in the Agreement). The Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Loan Documents, as in effect prior to the date hereof.

4. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

5. As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance satisfactory to Lender, the following:

(a) this Amendment, duly executed by Borrower;

(b) all reasonable Lender expenses incurred through the date of this Amendment, which Borrower shall remit via wire transfer on the date of execution of this Amendment per the instructions set forth on Annex A hereto; and

(c) such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BORROWER:

CLENE INC.

By:

Title:

CLENE NANOMEDICINE, INC.

By:

Title:

LENDER:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

By:	Avenue Venture Opportunities Partners, LLC
Its:	General Partner

By:
Name:
Title:

[Signature Page to First Amendment to Loan and Security Agreement]

ANNEX A

[Omitted pursuant to Regulation S-K, Item 601(a)(5). We agree to furnish supplementally a copy of such omitted materials to the SEC upon request.]

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